NOTE 4: THE TRANSACTION (Tables)	12 Months Ended
Dec. 31, 2019
Note 5 Transaction
Disclosure of detailed information about Transaction
Consideration - shares	$614,415
Legal and professional fees relating to the Transaction	365,871
Net liabilities acquired	328,522
Listing fee	$1,308,808

Fair value of the net assets (liabilities) of Adira
Cash	$13,000
Accounts payable and accrued liabilities	(341,522)
$(328,522)